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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 18, 2002

                       INTERNATIONAL TOTAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Ohio                         0-23073                         34-1264201
(State or Other          (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)
                        ---------------------------------

                                  Crown Centre
                         5005 Rockside Road, Suite 1200
                            Independence, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  216-642-4522
              (Registrant's Telephone Number, Including Area Code)










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Item 5.     Other Events

            As previously disclosed, on September 13, 2001 International Total Services, Inc. and six of its wholly-owned subsidiaries (collectively, the "Company") filed voluntary petitions for reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court in the Eastern District of New York (the "Bankruptcy Court"). On October 18, 2002, the Company submitted to the Bankruptcy Court its Consolidated Plan of Liquidation (the "Plan"), a copy of which is attached hereto as
            Exhibit 2.1. The Plan is subject to amendment and requires approval of the Bankruptcy Court prior to implementation. Among other things and as more fully described therein, the Plan specifies recoveries for debt holders of the Company and provides for no recovery or distribution to shareholders of the Company.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (c)     Exhibits

                    2.1 Debtors' Consolidated Plan of Liquidation, as filed by the Company in the Bankruptcy Court on October 18, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNATIONAL TOTAL SERVICES, INC.


Dated:   October 21, 2002            By:   /s/ Mark D. Thompson
                                          ----------------------------------
                                          Mark D. Thompson
                                          President and Chief Executive Officer




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